Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

Subsequent Events

a.
In late October 2016, the Company entered into agreements to sell two Suezmax tankers, the Ganges Spirit and the Yamuna Spirit, for an aggregate sales price of $33.8 million. These vessels were classified as held for sale on the consolidated balance sheets as at December 31, 2016 and their net book values were written down to their sales prices. The Ganges Spirit completed its sale in January 2017 and the Company expects to recognize a loss on sale of this vessel of approximately $0.3 million in the quarter ended March 31, 2017 (see note 21).

In February 2017, the date of delivery of the Yamuna Spirit to its new owner was extended, and as a result the sales price was reduced by $1.3 million. The sale was completed in March 2017 and the Company expects to recognize a loss on the sale of this vessel of $1.5 million in the quarter ended March 31, 2017.

b.
In January 2017, the Company sold approximately 3.8 million shares of its Class A common stock under its COP for net proceeds of $8.6 million, net of issuance costs. In addition, the Company issued 2.2 million new shares of its Class A common stock to Teekay in a private placement for gross proceeds of $5.0 million, and the price per share was set to equal the weighted average price of the Company's Class A common stock for the ten trading days ending on the date of issuance.

c.
In March 2017, the Company entered into an agreement to sell one Aframax Tanker, the Kyeema Spirit. The Company expects to recognize a loss on sale of this vessel of approximately $2.6 million in the quarter ended March 31, 2017.